FORUM FUNDS
                                EQUITY INDEX FUND

                        Supplement Dated January 17, 2003
                      to Prospectus Dated January 30, 2002

Effective January 17, 2003, Forum Funds (the "Trust") ceased publicly offering shares of Equity Index Fund (the "Fund"), a series of the Trust. Shareholders may continue to exercise the systematic investment privileges and exchange privileges of the Fund until the Fund ceases operations.